The Leader in Redosable Gene Therapy for Rare Disease Topline GEM-3 Trial Results Call © Copyright 2021 Krystal Biotech, Inc. All rights reserved. Exhibit 99.2

Forward looking statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. Any statements in this presentation about future expectations, plans and prospects for Krystal Biotech, Inc. (the “Company”), including but not limited to statements about the development of the Company’s product candidates, such as the future development or commercialization of VYJUVEKTM (beremagene geperpavec), KB105, KB104, KB301, KB407, and KB408 and the Company’s other product candidates; conduct and timelines of preclinical and clinical trials, the clinical utility of VYJUVEKTM , KB105, KB104, KB301, KB407 and KB408 and the Company’s other product candidates; plans for and timing of the review of regulatory filings, efforts to bring VYJUVEKTM , KB105, KB104, KB301, KB407 and KB408 and the Company’s other product candidates to market; the market opportunity for and the potential market acceptance of VYJUVEKTM , KB105, KB104, KB301, KB407 and KB408 and the Company’s other product candidates, the development of VYJUVEKTM , KB105, KB104, KB301, KB407 and KB408 and the Company’s other product candidates for additional indications; the development of additional formulations of VYJUVEKTM, KB105, KB104, KB301, KB407 and KB408 and the Company’s other product candidates; plans to pursue research and development of other product candidates, the sufficiency of the Company’s existing cash resources; and other statements containing the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, “target”, “potential”, “likely”, “will”, “would”, “could”, “should”, “continue” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the content and timing of decisions made by the U.S. Food and Drug Administration, European Medicines Agency and other regulatory authorities; the uncertainties inherent in the initiation and conduct of clinical trials, availability and timing of data from clinical trials; whether results of early clinical trials or studies in different disease indications will be indicative of the results of ongoing or future trials; uncertainties associated with regulatory review of clinical trials and applications for marketing approvals; the availability or commercial potential of product candidates; the ability to retain and hire key personnel; the sufficiency of cash resources and need for additional financing; and such other important factors as are set forth in the Company’s annual and quarterly reports and other filings on file with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

© Copyright 2021 Krystal Biotech, Inc. All rights reserved. Call Agenda Introductory Comments Krish Krishnan – Chairman and CEO Dystrophic Epidermolysis Bullosa Background Dr. Peter Marinkovich GEM-3 Results and Next Steps Suma Krishnan – Founder and COO Commercial Preparations Andy Orth – Chief Commercial Officer Q&A 1 2 3 4 5

Chairman and CEO Krish Krishnan © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Novel viral vector platform positively differentiated from other viral vector technologies Robust tropism to target cells of interest upon local administration Large payload capacity allows for delivery of two copies of large gene Immune evasive properties of proprietary vectors enables redosability 1 2 3 © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

GEM-3 results provide significant platform validation

Engineered HSV-1 Vector Platform



GEM-3 Study

Platform fully integrated from research to development to manufacturing to commercialization

1 Confirms safety and efficacy of VYJUVEK™* (beremagene geperpavec) for dystrophic EB

- Most advanced clinical application of platform

2 Validates therapeutic vector in dermatologic applications

- Skin pipeline covers rare and aesthetic conditions (via wholly owned subsidiary Jeune Aesthetics)
- Potential to deliver diverse genetic cargo

3 Validates therapeutic vector for broader redosable gene delivery

- Tropism to lung and additional types under exploration
- Potential to deliver diverse of genetic cargo with a variety of delivery mechanisms

*VYJUVEK is the current proprietary name for beremagene geperpavec, formerly known as B-VEC
VYJUVEK is an investigational therapy being studied in clinical trials

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Krystal Bio | 6

Associate Professor of Dermatology at Stanford University Blistering Disease Clinic Director Dr. Peter Marinkovich Disclosures: Principal investigator in GEM-3 trial © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Images courtesy of Dr. Peter Marinkovich © Copyright 2021 Krystal Biotech, Inc. All rights reserved. Epidermolysis Bullosa is a group of rare diseases associated with fragile skin, causing skin to blister easily Dystrophic EB One of four inherited forms of EB Dystrophic EB can be inherited dominantly (DDEB) or recessively (RDEB); the recessive form of Dystrophic EB is the most severe, chronic type of EB Blisters occur in the lower layer of the skin, just beneath the lamina densa in the most superficial portion of the dermis Produces debilitating scarring to hands and other parts of the body Constant cycle of blistering, wounding and re-healing greatly increases risk of squamous cell carcinoma (SCC) which can be fatal Diagnosis has traditionally been made based on skin biopsy and is often incorrect; genetic testing provides the most accurate diagnosis Epidermolysis Bullosa (EB) Dystrophic EB Junctional EB Kindler Syndrome EB Simplex EB Acquisita

Images courtesy of Dr. Peter Marinkovich © Copyright 2021 Krystal Biotech, Inc. All rights reserved. The dystrophic form of EB is caused by mutations in the COL7A1 gene The location of the blisters (below the lamina densa) corresponds to level of the “anchoring fibrils” Anchoring fibrils are the molecular glue that holds the dermis to the epidermis, and are mainly composed of type VII collagen protein (COL7) Mutations in the COL7A1 gene lead to missing or dysfunctional forms of the protein; mutations can be dominant (DDEB) or recessive (RDEB) Without functional anchoring fibrils, the skin is fragile and easily shears with even slight friction (holding a pencil, putting on a shirt)

There are currently no approved corrective treatments for dystrophic EB

- Current treatment options for dystrophic EB are largely palliative in nature, involving wound care regimens similar to the care provided to burn victims
- Blistered areas are wrapped in special bandages which must be changed frequently, often daily, which is time consuming and painful
- The goal of treatment is to promote wound healing, prevent infection, and protect the skin form trauma to minimize blister formation
- Multidisciplinary care is often needed, and includes pain management, nutritional support, physical therapy, and other supportive care
- Palliative treatments cost $200k – $400k annually[1,2]



1. Rashidghamat E., Mellerio J.E., Management of chronic wounds in patients with dystrophic epidermolysis bullosa: challenges and solutions, Chronic Wound Care Management and Research Volume 2017:4, 45-54
2. GENEGRAFT Report Summary. (2015, February 16). Retrieved December 13, 2016, from http://cordis.europa.eu/result/rcn/156078_en.html

Krystal Bio | 10

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

B-VEC is an investigational, off-the-shelf, topical gene therapy designed to correct the underlying molecular defect in DEB wounds



B-VEC
1
2
3
4
COL7 protein
Nucleus
COL7 transcripts
Anchoring fibrils
Keratinocyte (or Fibroblast) Cell
Keratinocytes
Blister
Dermoepidermal Junction
Anchoring Fibrils (Collagen VII)
Fibroblasts
Untreated DEB Patient Skin
B-VEC-treated Skin

1. B-VEC enters the compromised skin of DEB patients and transduces both keratinocytes and fibroblasts
2. Once in the nucleus of transduced cells the vector genome is deposited (episomally)
3. As a result, *COL7A1* transcripts are generated, allowing the cell to produce and secrete functional COL7 protein
4. The secreted COL7 protein assembles into anchoring fibrils which hold the epidermis and dermis together

B-VEC is an investigational therapy being studied in clinical trials

Krystal Bio | 11

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Founder and COO Suma Krishnan © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

1 1 1 VYJUVEKTM represents important firsts VYJUVEK is an investigational therapy being studied in clinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved. These data also position VYJUVEK to become the first-ever in vivo redosable gene replacement therapy VYJUVEK could be the first-ever topical gene therapy This was the first-ever placebo controlled, blinded study that evaluated a genetic therapy in DEB ST ST ST

GEM-3 evaluated weekly VYJUVEK™ or Placebo in dystrophic EB patients


31 Patients
Genetically confirmed dystrophic EB
Primary Wound Pair
VYJUVEK
Placebo
Randomized, double-blind 6-month Treatment Period
Once-weekly treatment until wound closure
Resumed if wound reopened
30-day Safety
Open-label Extension
Dosing continues after safety period
Secondary Wounds
VYJUVEK
Open label 6-month Treatment Period

Primary Efficacy Endpoints

- Complete wound healing at Week 22 and Week 24; or at Week 24 and Week 26 (six-month timepoints)

Secondary Efficacy Endpoints

- Complete wound healing at weeks 8 and 10, or 10 and 12 (three-month timepoints)
- Mean change in pain severity (VAS or FLACC-R Scale) associated with wound dressing changes

Demographics

- 31 patients, each with one primary wound pair were enrolled and included in the intent-to-treat (ITT) analysis
- Enrolled patients ranged from 1 year old to 44 years old at baseline; 61% of the patients enrolled were pediatric (≤18 years old)
- Less than ten percent 10% of enrolled patients had the dominant form of dystrophic epidermolysis bullosa (DDEB)

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

VYJUVEK is an investigational therapy being studied in clinical trials

Krystal Bio | 14

Topline Ph3 safety data summary © Copyright 2021 Krystal Biotech, Inc. All rights reserved. Topical VYJUVEK was well tolerated with a safety profile consistent with prior studies No drug-related serious AEs or discontinuations due to treatment were reported Immunogenicity profile (as measured by anti-HSV-1 and anti-COL7 antibodies) was consistent with prior studies 1 2 3 VYJUVEK is an investigational therapy being studied in clinical trials One mild drug-related AE was reported during the trial

Topline Ph3 efficacy data summary

Met **primary endpoint** of complete wound healing at 6-month timepoints


80%
70%
60%
50%
40%
30%
20%
10%
0%
Response Rate
45.8% absolute difference
VYJUVEK
Placebo

Response Rate	67%	22%
Absolute Difference	45.8%	
95% Confidence Interval	23.6%-68.0%	
p-value*	<0.005	

*based on McNemar test

Met **secondary endpoint** of complete wound healing at 3-month timepoints


80%
70%
60%
50%
40%
30%
20%
10%
0%
Response Rate
51.0% absolute difference
VYJUVEK
Placebo

Response Rate	71%	20%
Absolute Difference	51.0%	
95% Confidence Interval	29.3%-72.6%	
p-value*	<0.005	

*based on McNemar test

- In an ad-hoc analysis, the trial also demonstrated a statistical difference between the active and placebo groups for wounds that demonstrated complete wound healing at both the three and six-month timepoints (p<0.005)

VYJUVEK is an investigational therapy being studied in clinical trials

Krystal Bio | 16

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Once-weekly treatment until wound closure Resumed if wound reopened Open-label Extension Secondary wounds received open-label VYJUVEKTM throughout the study 31 Patients VYJUVEK Placebo Primary Wound Pair Randomized, double-blind 6-month Treatment Period 30-day Safety Genetically confirmed dystrophic EB VYJUVEK Open label 6-month Treatment Period Secondary Wounds Dosing continues after safety period At baseline, the amount of VYJUVEK that was assigned to the primary wound pair was subtracted from the maximum weekly dose The remaining amount, which was also fixed throughout the study, was assigned to “secondary wounds” that were treated on an open label basis © Copyright 2021 Krystal Biotech, Inc. All rights reserved. VYJUVEK is an investigational therapy being studied in clinical trials

Secondary wound (Illustrative) © Copyright 2021 Krystal Biotech, Inc. All rights reserved. End of Study Baseline Large, chronic back wound in 21 year old RDEB patient VYJUVEK is an investigational therapy being studied in clinical trials

Secondary wound (Illustrative) © Copyright 2021 Krystal Biotech, Inc. All rights reserved. End of Study Baseline left foot Right foot left foot Right foot Recurring foot wound in 34 year old RDEB patient VYJUVEK is an investigational therapy being studied in clinical trials

Once-weekly treatment until wound closure Resumed if wound reopened Open-label Extension Open-label extension ongoing 31 Patients VYJUVEK Placebo Primary Wound Pair Randomized, double-blind 6-month Treatment Period 30-day Safety Genetically confirmed dystrophic EB VYJUVEK Open label 6-month Treatment Period Secondary Wounds Dosing continues after safety period Patients who completed the Phase 3 trial have option to enroll Also opening three new sites where new patients who meet Ph3 entry criteria - but did not complete the Phase 3 trial – are eligible to enroll © Copyright 2021 Krystal Biotech, Inc. All rights reserved. VYJUVEK is an investigational therapy being studied in clinical trials

Evaluating approaches in these markets Known patient populations in rest-of-world (i.e. China) Japan in progress Orphan Drug Designation PRIority MEdicines (PRIME) Designation Orphan Drug Designation Rare Pediatric Disease Designation Regenerative Medicine Advanced Therapy (RMAT) designation Fast Track Designation VYJUVEKTM regulatory next steps © Copyright 2021 Krystal Biotech, Inc. All rights reserved. MAA filing in mid-2022 Evaluate path forward in other markets Europe Japan + Other BLA filing in 1H22 United States VYJUVEK is an investigational therapy being studied in clinical trials

CCO Andy Orth © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Dystrophic EB patient population and VYJUVEKTM opportunity © Copyright 2021 Krystal Biotech, Inc. All rights reserved. VYJUVEK is an investigational therapy being studied in clinical trials

Launch readiness / efforts © Copyright 2021 Krystal Biotech, Inc. All rights reserved. Education + Awareness Patient and Caregiver facing Community Educational Liaisons in the field Health Care Professional and Patient focused Disease State Awareness programming underway Medical Affairs Key Opinion Leader engagement underway Exploring all access pathways in Europe No-charge genetic testing available to eligible US residents who are suspected of having EB and have not yet been genetically confirmed.  Comprehensive testing panel to identify Dystrophic EB or conditions with similar phenotypes, including other EB types and some non-EB genetic blistering conditions.   Excellent EB community response to date Payer / Reimbursement Early engagement with US payer partners to educate on Dystrophic EB, Krystal and B-VEC Will pursue an aggressive and progressive value-based strategy to ensure timely and open access for B-VEC VYJUVEK is an investigational therapy being studied in clinical trials

Platform supported by in-house manufacturing capacity and expertise

Established process conducted at Krystal's end-to-end GMP facility (Ancoris)

- Maintains control of IP/trade secrets relating to manufacturing process
- Adheres to internal process and production schedules, avoiding use of high demand gene therapy CMOs


Facility operational
Ancoris

Upstream process using stable producer cell lines has cost & regulatory benefits

- Stable complementary cell lines developed in-house are used in established methods for production of consistent batches
- Eliminates the need for multiple cGMP qualifications of plasmids and variability in transfection efficiency from batch to batch
- Scalable from clinical phase to commercial


ASTRA
Operational in 2022
Size: ~150,000 sq. ft.

Successfully developed a robust and reproducible downstream process

- Work conducted in an aseptic closed system process
- The same process is leveraged across pipeline with minimal redevelopment effort between product candidates
- Compliant with global regulatory requirements

Krystal Bio | 25

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Chairman and CEO Krish Krishnan © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Pipeline upcoming events

	Product	Protein	Indication	Discovery	Preclinical	Phase 1/2	Phase 3	Key Upcoming Milestone	Ownership
Dermatology	VYJUVEK™ †¤•Δ‡§	Type VII collagen (COL7)	Dystrophic EB					File BLA in 1H22	Wholly owned
Dermatology	KB105†¤•‡	Transglutaminase 1 (TGM1)	TGM1-deficient ARCI					Initiate next Phase 2 cohort in 2022	Wholly owned
Dermatology	KB104¤	Serine Peptidase Inhibitor Kazal Type 5 (SPINK5)	Netherton Syndrome					File IND in 2022	Wholly owned
Dermatology	KB1XX	Undisclosed programs							Wholly owned
Dermatology	KB5XX	Vectorized antibodies	Chronic conditions						Wholly owned
Dermatology	KB301	Type III collagen (COL3)	Aesthetic skin conditions					Ph1 efficacy data in 1Q22	JEUNE
Respiratory	KB407†¤‡	Cystic fibrosis transmembrane conductance regulator (CFTR)	Cystic fibrosis					Initiate Ph1 study in 4Q21	Wholly owned
Respiratory	KB408	Alpha-1 antitrypsin (AAT)	Alpha-1 antitrypsin deficiency						Wholly owned
Respiratory	KB4XX	Undisclosed programs							Wholly owned

†: FDA Orphan Drug Designation;
¤: FDA Rare Pediatric Disease Designation;
•: Fast-track Designation;
Δ: FDA RMAT designation;
‡: EMA Orphan Drug Designation;
§: EMA PRIME Designation.

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

All pipeline compounds are investigational, being evaluated in clinical or pre-clinical studies.

Krystal Bio | 27

Routes of Administration Redosable gene delivery technology has broad potential Engineered HSV-1 Platform Vector can deliver variety of therapeutic modalities and be administered repeatedly Provides multiple potential pathways to address different tissue types, with options for route of administration Broad potential for rare, non-rare and aesthetic conditions Topical gel Intradermal injection Nebulization Eyedrop Additional routes of administration and target tissues being explored Mix-and-Match Modality & Tissue Target Lungs Cornea Other Skin Therapeutic gene replacement Vectorized cytokines Gene silencing (RNA, gene editing) Vectorized antibodies © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Questions & Answers © Copyright 2021 Krystal Biotech, Inc. All rights reserved.